UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Certain executive officers and directors of Flux Power Holdings, Inc. (the “Company”) or a vehicle controlled by them (each, a “Plan Participant”) entered into Rule 10b5-1 Trading Plans to sell shares of the Company’s common stock, in each case, subject to any applicable volume limitations.

The table below provides certain information regarding each Plan Participant’s Rule 10b5-1 Trading Plan.

Name	Plan Date	Maximum Shares That May Be Sold Under The Plan	Earliest Sale Commencement Date	Plan Expiration Date
Esenjay Investment, LLC(1)	February 16, 2023	625,385	February 24, 2023	December 31, 2023

(1)	Michael Johnson, the Company’s director, is the sole director and beneficial owner of Esenjay Investment, LLC.

Trading under each of the Rule 10b5-1 Trading Plans may commence no sooner than the earliest sale commencement date set forth above and will end on the earlier of the applicable date set forth above and the date on which all the shares in the plan are sold.

A Rule 10b5-1 Trading Plan is a written document that pre-establishes the amounts, prices and dates of future sales of the Company’s common stock.

Each Plan Participant’s Rule 10b5-1 Trading Plan was adopted during an authorized trading period and when such Plan Participant was not in possession of material non-public information. The transactions made under each Plan Participant’s Rule 10b5-1 Trading Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations.

Other officers, directors, insiders and employees of the Company may from time to time establish stock trading plans under Rule 10b5-1. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 Trading Plans of the Company’s officers, directors, insiders or employees. By furnishing the information in this Item 8.01, the Company is making no admission as to the materiality of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt
Chief Executive Officer

Dated: February 27, 2023